                                                                    EXHIBIT 21.1


                       AMERICAN INDUSTRIAL PROPERTIES REIT
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)




Entity: American Industrial Properties REIT, a Texas real estate investment trust


      Ownership
      Percentage                      Subsidiary/Partner
  ------------------       ----------------------------------------------------------------

100%                       American Industrial Properties REIT, Inc., a Maryland corporation
100%                       AIP Tamarac, Inc., a Texas corporation
 99% Limited Partner       AIP Properties #1, L.P., a Delaware limited partnership
100%                       AIP Properties #3, GP, Inc., a Texas corporation
 99% Limited Partner       AIP Properties #3, L.P., a Delaware limited partnership
 98% Limited Partner       AIP-SWAG Operating Partnership, L.P., a Delaware limited partnership
 99%                       AIP Operating, L.P., a Delaware limited partnership
100%                       DDR Office Flex I, LLC, an Ohio Limited Liability Company
100%                       DDR Office Flex II, LLC, an Ohio Limited Liability Company
100%                       AIP/Battlefield GP, Inc., a Texas Corporation
100%                       AIP/Greenbrier GP, Inc., a Texas Corporation
100%                       AIP/Post Office GP, Inc., a Delaware corporation
 49% Limited Partner       DDR/Post Office L.P., a Delaware corporation
 85.5% Limited Partner     DDR/Tech 29 Limited Partnership
 55.84% Joint Venture      USAA Chelmsford Associates Joint Venture



ENTITY: AIP TAMARAC, INC., A TEXAS CORPORATION


      Ownership
      Percentage                                Partner
----------------------     --------------------------------------------------------------------
  1% General Partner       AIP Properties #1, L.P., a Delaware limited partnership


ENTITY: AIP NORTHVIEW, INC., A TEXAS CORPORATION

      Ownership
      Percentage                                Partner
----------------------    ---------------------------------------------------------------------
  1% General Partner       AIP Properties #2, L.P., a Delaware limited partnership


ENTITY:  AIP PROPERTIES #3 GP, INC., A TEXAS CORPORATION

      Ownership
      Percentage                                   Partner
----------------------     --------------------------------------------------------------------
1% General Partner         AIP Properties #3, L.P., a Delaware limited partnership

ENTITY:  AIP SWAG GP, INC., A TEXAS CORPORATION

      Ownership
      Percentage                                 Partner
----------------------     --------------------------------------------------------------------
 98% General Partner       AIP-SWAG Operating Partnership, L.P., a Delaware limited partnership



ENTITY: AIP/POST OFFICE GP, INC., A DELAWARE CORPORATION

      Ownership
      Percentage                                Partner
----------------------     --------------------------------------------------------------------
1% General Partner               DDR/Post Office L.P., a Delaware corporation
